Institutional Target Retirement 2065 Fund

Statement of Investments (unaudited)
As of June 30, 2019

		Market
		Value
	Shares	($000)
Investment Companies (100.4%)
U.S. Stock Fund (54.3%)
Vanguard Total Stock Market Index Fund Institutional Shares	1,513,345	110,550

International Stock Fund (36.1%)
Vanguard Total International Stock Index Fund Investor Shares	4,339,516	73,468

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	1,310,148	14,268

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	266,754	6,103
Total Investment Companies (Cost $197,359)		204,389
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 2.499% (Cost $132)	1,323	132
Total Investments (100.5%) (Cost $197,491)		204,521
Other Assets and Liabilities-Net (-0.5%)		(1,051)
Net Assets (100%)		203,470
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

B. Various inputs may be used to determine the value of the fund's investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

At June 30, 2019, 100% of the market value of the fund's investments was determined based on Level 1 inputs.

Institutional Target Retirement 2065 Fund

C. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					June 30,
	2018		from	Realized	Change in		Capital Gain	2019
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App.(Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund
	1	NA1	NA1	1	—	5	—	132
Vanguard Total Bond Market II Index Fund
	6,766	8,870	1,990	2	620	220	—	14,268
Vanguard Total International Bond Index Fund

	2,892	3,571	614	—	254	99	—	6,103
Vanguard Total International Stock Index Fund

	34,517	41,277	2,701	39	336	1,396	—	73,468
Vanguard Total Stock Market Index Fund
	52,345	56,925	2,323	1	3,602	1,190	—	110,550
Total	96,521	110,643	7,628	43	4,812	2,910	—	204,521
1 Not applicable—purchases and sales are for temporary cash investment purposes.